OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Supplement dated November 30, 2007

to Class A, Class C, Class R, Class Z and Institutional Class Shares Prospectus, dated November 19, 2007

This Supplement updates certain information contained in the currently effective Class A, Class C, Class R, Class Z and Institutional Class Shares Prospectus of the above named funds, series funds of Old Mutual Funds I. You should retain your Prospectus and this supplement for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

OLD MUTUAL INTERNATIONAL EQUITY FUND

The section of the Prospectus entitled “Fund Summaries – Old Mutual International Equity Fund” is amended on page 26 by replacing the sidebar in its entirety with the following:

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The Fund utilizes a multi-manager approach, combining

the “growth at a reasonable price” strategy of Clay Finlay

with Acadian’s value approach. The multi-manager

strategy is based on the belief that having more than one

manager may result in better performance and more stable

returns over time. The Adviser will allocate assets

between the Sub-Advisers.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-201	11/2007